Exhibit 99.1

Sonic Automotive Reports All-Time Record Quarterly Revenues and Earnings Per Share

Record Second Quarter Results Driven By Strong Franchised Dealership Performance Across All Business Lines
Fourth Consecutive Quarter of Record EchoPark Revenues and Retail Unit Sales Volume
EchoPark Announces Plans To Achieve 2 Million Vehicle Sales Annually At Maturity

Board Announces Review of Strategic Alternatives for EchoPark Business

CHARLOTTE, N.C. – July 29, 2021 – Sonic Automotive, Inc. (“Sonic” or the “Company”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter and six months ended June 30, 2021.

Key Highlights

•All-time record quarterly revenues of $3.4 billion, up 58.7% year-over-year
•All-time record quarterly income from continuing operations before taxes of $151.0 million, up 303.4% year-over-year
•All-time record quarterly earnings from continuing operations of $114.0 million ($2.63 per diluted share)
•All-time record quarterly selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 62.8%
•All-time record quarterly Adjusted EBITDA margin* of 5.7%, up 220 basis points year-over-year
•All-time record quarterly total Finance & Insurance (“F&I”) gross profit per retail unit of $2,214, up 13.8% year-over-year
•All-time record quarterly EchoPark revenues of $595.6 million, up 88.9% year-over-year
•All-time record quarterly EchoPark retail sales volume of 21,261, up 61.0% year-over-year

Commentary

David Smith, Sonic’s and EchoPark’s Chief Executive Officer, commented, “During the second quarter, our team continued to execute at a high level, driving record performance in our franchised dealerships and a fourth consecutive quarter of record revenue and retail unit sales volume for our EchoPark business. Given the increasing consumer demand we’ve experienced, our success in maximizing operating efficiency at our franchised dealerships and continued expansion of the EchoPark brand, we believe we can sustain our strong operating performance throughout the balance of 2021 and well into 2022. Longer-term, we’re confident of attaining our goal of more than doubling total revenues to $25 billion by 2025 while continuing to significantly increase profitability.”

Jeff Dyke, Sonic’s and EchoPark’s President, commented, “We are pleased to report that we are halfway through our nationwide EchoPark distribution network & digital expansion plan for 2021, and expect to achieve 25% population coverage by the end of 2021 and 90% population coverage by 2025. At 10% share of our segment of the market, which we already exceed in our more mature markets, this represents a 2 million vehicle annual sales opportunity at maturity. Complementing this, we are making excellent progress with our new, proprietary digital retail platform and are on track for a fourth quarter 2021 launch. In the meantime, our guest-centric EchoPark buying experience continues to drive market share gains and we anticipate our market penetration and brand recognition will continue to grow rapidly in tandem with our nationwide network.”

Second Quarter Financial Highlights

The financial measures discussed below are results for the second quarter of 2021 with comparisons made to the second quarter of 2020, unless otherwise noted. Certain metrics are also compared to the second quarter of 2019 to exclude the effects of the onset of the COVID-19 pandemic on comparative results.

•All-time record quarterly revenues of $3.4 billion, up 58.7% year-over-year (up 28.2% compared to the second quarter of 2019), and all-time record quarterly income from continuing operations before taxes of $151.0 million, up 303.4% (up 310.1% compared to the second quarter of 2019)
•All-time record quarterly earnings from continuing operations of $114.0 million ($2.63 per diluted share), compared to second quarter 2020 reported earnings from continuing operations of $31.0 million ($0.71 per diluted share) and adjusted earnings from continuing operations* of $27.8 million ($0.64 per diluted share)
•All-time record quarterly selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 62.8%, a 1,210 basis-point decrease from 74.9% in the second quarter of 2020
•All-time record quarterly total Finance & Insurance (“F&I”) gross profit per retail unit of $2,214, up 13.8%
•Franchised Dealerships Segment operating results include:

◦Same store revenues up 54.8%, gross profit up 74.0% (up 24.9% and 39.6%, respectively, compared to the second quarter of 2019)
◦Same store new vehicle unit sales volume up 55.3% (up 17.6% compared to the second quarter of 2019); new vehicle gross profit per unit up 71.5%, to $3,827 (up 85.2% compared to the second quarter of 2019)
◦Same store retail used vehicle unit sales volume up 20.5% (up 6.6% compared to the second quarter of 2019); retail used vehicle gross profit per unit up 63.3%, to $1,844 (up 41.4% compared to the second quarter of 2019)
◦Same store parts, service and collision repair gross profit up 42.6% (up 6.9% compared to the second quarter of 2019); customer pay gross profit up 41.7% (up 16.6% compared to the second quarter of 2019); gross margin up 130 basis points, to 50.6% (up 150 basis points compared to the second quarter of 2019)
◦Same store F&I gross profit up 56.5% (up 43.0% compared to the second quarter of 2019); all-time record reported Franchised Dealerships Segment F&I gross profit per retail unit of $2,110, up 14.7% (up 33.5% compared to the second quarter of 2019)
◦All-time record Franchised Dealerships Segment SG&A expenses as a percentage of gross profit of 58.1%, a 1,660 basis-point decrease from 74.7% in the second quarter of 2020 (a decrease of 1,900 basis points from 77.1% in the second quarter of 2019)
•EchoPark Segment operating results include:
◦All-time record quarterly EchoPark revenues of $595.6 million, up 88.9% (up 104.2% compared to the second quarter of 2019)
◦All-time record quarterly EchoPark retail sales volume of 21,261, up 61.0% (up 68.9% compared to the second quarter of 2019)
◦EchoPark market share increase of 90 basis points, to 5.0% of the 1-4-year old vehicle segment in our current markets
◦EchoPark pre-tax loss of $14.4 million and Adjusted EBITDA* loss of $9.4 million (including market expansion-related losses of $6.6 million and $5.4 million, respectively)
◦EchoPark loss reflects expansion-related losses and the effect of strategic price management to grow top line sales and market share amidst temporary used market pricing inversion

Board Announces Review of Strategic Alternatives for EchoPark

As a result of the success of the EchoPark strategy and our confidence in our runway for continued expansion, Sonic’s Board of Directors, working together with financial and legal advisors, has initiated a review process to evaluate potential strategic alternatives for its EchoPark business. The Company is considering a full range of potential alternatives with respect to its EchoPark business. No timetable has been established for the completion of the review, and the review may not result in any transaction. The Company does not intend to disclose further developments with respect to its review process unless and until its Board approves a specific action or otherwise concludes the review.

Lazard and Kirkland & Ellis LLP are acting as financial and legal advisors to the Company, respectively, in connection with the review.

Dividend

Sonic’s Board of Directors approved a quarterly cash dividend of $0.12 per share payable on October 15, 2021 to all stockholders of record on September 15, 2021.

Second Quarter 2021 Earnings Conference Call

Senior management will hold a conference call on Thursday, July 29, 2021 at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning the morning of the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast, please go to ir.sonicautomotive.com. For telephone access to this conference call, please register in advance using this link: http://www.directeventreg.com/registration/event/6951789. After registering, you will receive a confirmation email that includes dial-in numbers and unique conference call and registrant passcodes for entry. Registration remains available through the live call, however, to ensure you are connected for the full call we suggest registering at least 10 minutes before the start of the call.

A conference call replay will be available one hour following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

About EchoPark Automotive

EchoPark Automotive is a rapidly growing operating segment within the Company that specializes in pre-owned vehicle sales, utilizing technology to provide a unique, guest-centric buying experience and deliver superior value to customers. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements regarding anticipated future revenue levels, future profitability, pre-owned vehicle sales projections, the opening of additional EchoPark markets, and future population coverage. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, anticipated future growth in our EchoPark Segment, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the effect of the COVID-19 pandemic and related government-imposed restrictions on operations, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports and information filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted earnings from continuing operations, adjusted earnings per diluted share from continuing operations, Adjusted EBITDA and Adjusted EBITDA margin. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

*Adjusted earnings from continuing operations, adjusted earnings per diluted share from continuing operations, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. The tables included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Company Contacts

Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400
Danny Wieland, Vice President, Investor Relations & Financial Reporting (704) 927-3462
ir@sonicautomotive.com

Press Inquiries:
Danielle DeVoren / Joshua Greenwald
212-896-1272 / 646-379-7971
ddevoren@kcsa.com/jgreenwald@kcsa.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In thousands, except per share amounts)
Revenues:
New vehicles	$1,462,893	$900,003	62.5%	$2,619,210	$1,859,492	40.9%
Used vehicles	1,266,696	808,877	56.6%	2,356,794	1,658,930	42.1%
Wholesale vehicles	84,807	33,175	155.6%	159,614	81,718	95.3%
Total vehicles	2,814,396	1,742,055	61.6%	5,135,618	3,600,140	42.7%
Parts, service and collision repair	360,596	259,058	39.2%	681,509	593,738	14.8%
Finance, insurance and other, net	177,254	110,773	60.0%	321,916	226,064	42.4%
Total revenues	3,352,246	2,111,886	58.7%	6,139,043	4,419,942	38.9%
Cost of sales:
New vehicles	(1,344,467)	(854,617)	(57.3)%	(2,431,319)	(1,768,690)	(37.5)%
Used vehicles	(1,231,943)	(781,506)	(57.6)%	(2,291,171)	(1,599,428)	(43.2)%
Wholesale vehicles	(80,280)	(33,601)	(138.9)%	(154,240)	(82,303)	(87.4)%
Total vehicles	(2,656,690)	(1,669,724)	(59.1)%	(4,876,730)	(3,450,421)	(41.3)%
Parts, service and collision repair	(184,748)	(134,779)	(37.1)%	(350,612)	(311,560)	(12.5)%
Total cost of sales	(2,841,438)	(1,804,503)	(57.5)%	(5,227,342)	(3,761,981)	(39.0)%
Gross profit	510,808	307,383	66.2%	911,701	657,961	38.6%
Selling, general and administrative expenses	(320,620)	(230,359)	(39.2)%	(609,976)	(512,515)	(19.0)%
Impairment charges	—	(833)	100.0%	—	(268,833)	100.0%
Depreciation and amortization	(24,761)	(22,647)	(9.3)%	(48,448)	(44,944)	(7.8)%
Operating income (loss)	165,427	53,544	209.0%	253,277	(168,331)	(250.5)%
Other income (expense):
Interest expense, floor plan	(4,329)	(6,314)	31.4%	(9,441)	(16,822)	43.9%
Interest expense, other, net	(10,077)	(9,797)	(2.9)%	(20,363)	(20,762)	1.9%
Other income (expense), net	—	—	—%	100	100	—%
Total other income (expense)	(14,406)	(16,111)	10.6%	(29,704)	(37,484)	20.8%
Income (loss) from continuing operations before taxes	151,021	37,433	303.4%	223,573	(205,815)	(208.6)%
Provision for income taxes for continuing operations - benefit (expense)	(37,030)	(6,437)	(475.3)%	(55,893)	37,680	248.3%
Income (loss) from continuing operations	113,991	30,996	267.8%	167,680	(168,135)	(199.7)%
Discontinued operations:
Income (loss) from discontinued operations before taxes	(204)	(289)	29.4%	516	(573)	190.1%
Provision for income taxes for discontinued operations - benefit (expense)	58	84	(31.0)%	(129)	166	(177.7)%
Income (loss) from discontinued operations	(146)	(205)	28.8%	387	(407)	195.1%
Net income (loss)	$113,845	$30,791	269.7%	$168,067	$(168,542)	(199.7)%
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.74	$0.72	280.6%	$4.03	$(3.93)	(202.5)%
Earnings (loss) per share from discontinued operations	—	—	—%	0.01	(0.01)	200.0%
Earnings (loss) per common share	$2.74	$0.72	280.6%	$4.04	$(3.94)	(202.5)%
Weighted-average common shares outstanding	41,581	42,940	3.2%	41,561	42,779	2.8%
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.63	$0.71	270.4%	$3.86	$(3.93)	(198.2)%
Earnings (loss) per share from discontinued operations	—	—	—%	0.01	(0.01)	200.0%
Earnings (loss) per common share	$2.63	$0.71	270.4%	$3.87	$(3.94)	(198.2)%
Weighted-average common shares outstanding	43,424	43,575	0.3%	43,483	42,779	(1.6)%
Dividends declared per common share	$0.12	$0.10	20.0%	$0.22	$0.20	10.0%

Franchised Dealerships Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In thousands, except unit and per unit data)
Revenues:
New vehicles	$1,461,984	$900,003	62.4%	$2,618,301	$1,859,492	40.8%
Used vehicles	761,524	535,699	42.2%	1,423,059	1,102,587	29.1%
Wholesale vehicles	62,956	28,509	120.8%	119,160	70,948	68.0%
Total vehicles	2,286,464	1,464,211	56.2%	4,160,520	3,033,027	37.2%
Parts, service and collision repair	346,118	251,998	37.3%	654,194	576,499	13.5%
Finance, insurance and other, net	124,060	80,401	54.3%	221,586	163,429	35.6%
Total revenues	2,756,642	1,796,610	53.4%	5,036,300	3,772,955	33.5%
Gross Profit:
New vehicles	118,326	45,386	160.7%	187,790	90,802	106.8%
Used vehicles	55,220	30,416	81.5%	87,219	62,730	39.0%
Wholesale vehicles	1,434	(357)	501.7%	2,172	(440)	593.6%
Total vehicles	174,980	75,445	131.9%	277,181	153,092	81.1%
Parts, service and collision repair	175,578	124,465	41.1%	330,844	282,561	17.1%
Finance, insurance and other, net	124,060	80,401	54.3%	221,586	163,429	35.6%
Total gross profit	474,618	280,311	69.3%	829,611	599,082	38.5%
Selling, general and administrative expenses	(275,709)	(209,496)	(31.6)%	(525,785)	(465,914)	(12.9)%
Impairment charges	—	(833)	NM	—	(268,833)	NM
Depreciation and amortization	(20,616)	(19,895)	(3.6)%	(40,992)	(39,484)	(3.8)%
Operating income (loss)	178,293	50,087	256.0%	262,834	(175,149)	250.1%
Other income (expense):
Interest expense, floor plan	(3,155)	(5,675)	44.4%	(7,271)	(15,283)	52.4%
Interest expense, other, net	(9,721)	(9,556)	(1.7)%	(19,682)	(20,156)	2.4%
Other income (expense), net	(2)	—	(100.0)%	76	100	(24.0)%
Total other income (expense)	(12,878)	(15,231)	15.4%	(26,877)	(35,339)	23.9%
Income (loss) before taxes	165,415	34,856	374.6%	235,957	(210,488)	(212.1)%
Add: impairment charges	—	833	NM	—	268,833	NM
Segment income (loss)	$165,415	$35,689	363.5%	$235,957	$58,346	304.4%

Unit Sales Volume:
New vehicles	30,488	19,891	53.3%	54,846	41,615	31.8%
Used vehicles	28,550	23,973	19.1%	55,786	50,011	11.5%
Wholesale vehicles	6,753	4,827	39.9%	13,585	11,737	15.7%
Retail new & used vehicles	59,038	43,864	34.6%	110,632	91,626	20.7%
Used-to-New Ratio	0.94	1.21	(22.3)%	1.02	1.20	(15.4)%

Gross Profit Per Unit:
New vehicles	$3,881	$2,282	70.1%	$3,424	$2,182	56.9%
Used vehicles	$1,934	$1,269	52.4%	$1,563	$1,254	24.6%
Finance, insurance and other, net	$2,110	$1,839	14.7%	$2,017	$1,798	12.2%
NM = Not Meaningful

Franchised Dealerships Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In thousands, except unit and per unit data)
Revenues:
New vehicles	$1,461,984	$892,958	63.7%	$2,618,301	$1,843,548	42.0%
Used vehicles	761,524	531,335	43.3%	1,423,059	1,092,131	30.3%
Wholesale vehicles	62,956	28,236	123.0%	119,160	70,339	69.4%
Total vehicles	2,286,464	1,452,529	57.4%	4,160,520	3,006,018	38.4%
Parts, service and collision repair	343,441	247,134	39.0%	649,631	568,429	14.3%
Finance, insurance and other, net	116,657	74,522	56.5%	208,903	152,213	37.2%
Total revenues	2,746,562	1,774,185	54.8%	5,019,054	3,726,660	34.7%
Gross Profit:
New vehicles	116,692	43,811	166.4%	185,648	88,926	108.8%
Used vehicles	52,647	26,759	96.7%	82,920	58,900	40.8%
Wholesale vehicles	4,199	(289)	1,552.9%	4,935	(338)	1,560.1%
Total vehicles	173,538	70,281	146.9%	273,503	147,488	85.4%
Parts, service and collision repair	173,900	121,946	42.6%	327,583	278,411	17.7%
Finance, insurance and other, net	116,657	74,522	56.5%	208,903	152,213	37.2%
Total gross profit	$464,095	$266,749	74.0%	$809,989	$578,112	40.1%

Unit Sales Volume:
New vehicles	30,488	19,631	55.3%	54,846	41,041	33.6%
Used vehicles	28,550	23,701	20.5%	55,786	49,336	13.1%
Wholesale vehicles	6,753	4,773	41.5%	13,585	11,611	17.0%
Retail new & used vehicles	59,038	43,332	36.2%	110,632	90,377	22.4%
Used-to-New Ratio	0.94	1.21	(22.4)%	1.02	1.20	(15.4)%

Gross Profit Per Unit:
New vehicles	$3,827	$2,232	71.5%	$3,385	$2,167	56.2%
Used vehicles	$1,844	$1,129	63.3%	$1,486	$1,194	24.5%
Finance, insurance and other, net	$1,984	$1,726	14.9%	$1,902	$1,698	12.0%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In thousands, except unit and per unit data)
Revenues:
New vehicles	$909	$—	100.0%	$909	$—	100.0%
Used vehicles	505,172	273,178	84.9%	933,735	556,343	67.8%
Wholesale vehicles	21,851	4,666	368.3%	40,454	10,770	275.6%
Total vehicles	527,932	277,844	90.0%	975,098	567,113	71.9%
Parts, service and collision repair	14,478	7,060	105.1%	27,315	17,239	58.4%
Finance, insurance and other, net	53,194	30,372	75.1%	100,330	62,635	60.2%
Total revenues	595,604	315,276	88.9%	1,102,743	646,987	70.4%
Gross Profit:
New vehicles	100	—	100.0%	100	—	100.0%
Used vehicles	(20,467)	(3,045)	(572.2)%	(21,596)	(3,228)	(569.0)%
Wholesale vehicles	3,093	(69)	4,582.6%	3,202	(145)	2,308.3%
Total vehicles	(17,274)	(3,114)	(454.7)%	(18,294)	(3,373)	442.4%
Parts, service and collision repair	270	(186)	245.2%	54	(383)	113.8%
Finance, insurance and other, net	53,194	30,372	75.1%	100,330	62,635	60.2%
Total gross profit	36,190	27,072	33.7%	82,090	58,879	39.4%
Selling, general and administrative expenses	(44,911)	(20,863)	(115.3)%	(84,191)	(46,601)	(80.7)%
Impairment charges	—	—	—%	—	—	—%
Depreciation and amortization	(4,145)	(2,752)	(50.6)%	(7,456)	(5,460)	(36.6)%
Operating income (loss)	(12,866)	3,457	(472.2)%	(9,557)	6,818	(240.2)%
Other income (expense):
Interest expense, floor plan	(1,174)	(639)	(83.7)%	(2,170)	(1,539)	(41.0)%
Interest expense, other, net	(356)	(241)	(47.7)%	(681)	(606)	(12.4)%
Other income (expense), net	2	—	100.0%	24	—	100.0%
Total other income (expense)	(1,528)	(880)	(73.6)%	(2,827)	(2,145)	(31.8)%
Income (loss) before taxes	(14,394)	2,577	(658.6)%	(12,384)	4,673	(365.0)%
Add: impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$(14,394)	$2,577	(658.6)%	$(12,384)	$4,672	(365.1)%

Unit Sales Volume:
New vehicles	14	—	100.0%	14	—	100.0%
Used vehicles	21,261	13,207	61.0%	40,931	27,193	50.5%
Wholesale vehicles	2,878	1,454	97.9%	5,739	3,219	78.3%

Gross Profit Per Unit:
Total used vehicle and F&I	$1,539	$2,069	(25.6)%	$1,924	$2,185	(11.9)%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In thousands, except unit and per unit data)
Revenues:
Used vehicles	$368,857	$273,178	35.0%	$716,654	$556,353	28.8%
Wholesale vehicles	14,951	4,666	220.4%	30,722	10,770	185.3%
Total vehicles	383,808	277,844	38.1%	747,376	567,123	31.8%
Parts, service and collision repair	10,602	7,060	50.2%	21,248	17,205	23.5%
Finance, insurance and other, net	39,007	30,259	28.9%	77,473	62,430	24.1%
Total revenues	433,417	315,163	37.5%	846,097	646,758	30.8%
Gross Profit:
Used vehicles	(17,118)	(6,545)	(161.5)%	(18,633)	(10,703)	(74.1)%
Wholesale vehicles	2,288	(69)	3,415.9%	2,410	(145)	1,762.1%
Total vehicles	(14,830)	(6,614)	(124.2)%	(16,223)	(10,848)	49.5%
Parts, service and collision repair	(4)	(186)	97.8%	(27)	(383)	93.0%
Finance, insurance and other, net	39,007	30,259	28.9%	77,473	62,430	24.1%
Total gross profit	$24,173	$23,459	3.0%	$61,223	$51,199	19.6%

Unit Sales Volume:
Used vehicles	15,382	13,207	16.5%	31,189	27,193	14.7%
Wholesale vehicles	1,847	1,454	27.0%	4,151	3,219	29.0%

Gross Profit Per Unit:
Total used vehicle and F&I	$1,423	$1,796	(20.8)%	$1,887	$1,902	(0.8)%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Selling, General and Administrative ("SG&A") Expenses - Consolidated

	Three Months Ended June 30,		Better / (Worse)
	2021	2020	Change	% Change
	(In thousands)
Reported:
Compensation	$213,842	$140,266	$(73,576)	(52.5)%
Advertising	15,345	8,087	(7,258)	(89.7)%
Rent	13,665	13,223	(442)	(3.3)%
Other	77,768	68,783	(8,985)	(13.1)%
Total SG&A expenses	$320,620	$230,359	$(90,261)	(39.2)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.9%	45.6%	370	bps
Advertising	3.0%	2.6%	(40)	bps
Rent	2.7%	4.3%	160	bps
Other	15.2%	22.4%	720	bps
Total SG&A expenses as a % of gross profit	62.8%	74.9%	1,210	bps

	Six Months Ended June 30,		Better / (Worse)
	2021	2020	Change	% Change
	(In thousands)
Reported:
Compensation	$402,333	$314,688	$(87,645)	(27.9)%
Advertising	27,515	22,222	(5,293)	(23.8)%
Rent	27,409	27,088	(321)	(1.2)%
Other	152,719	148,517	(4,202)	(2.8)%
Total SG&A expenses	$609,976	$512,515	$(97,461)	(19.0)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.1%	47.8%	370	bps
Advertising	3.0%	3.4%	40	bps
Rent	3.0%	4.1%	110	bps
Other	16.8%	22.6%	580	bps
Total SG&A expenses as a % of gross profit	66.9%	77.9%	1,100	bps

Earnings Per Share from Continuing Operations - Non-GAAP Reconciliation

	Three Months Ended June 30, 2021			Three Months Ended June 30, 2020
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In thousands, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	43,424	$113,991	$2.63	43,575	$30,996	$0.71
Pre-tax items of interest:
Non-recurring tax items		$—			$(3,175)
Adjusted diluted earnings (loss) and shares from continuing operations	43,424	$113,991	$2.63	43,575	$27,821	$0.64

	Six Months Ended June 30, 2021			Six Months Ended June 30, 2020
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In thousands, except per share amounts)
Diluted earnings (loss) and shares from continuing operations (1)	43,483	$167,680	$3.86	42,779	$(168,135)	$(3.93)
Pre-tax items of interest:
Impairment charges		$—			$268,000
Total pre-tax items of interest		$—			$268,000
Tax effect of above items		—			(51,295)
Non-recurring tax items		—			(3,175)
Adjusted diluted earnings (loss) and shares from continuing operations	43,483	$167,680	$3.86	42,779	$45,395	$1.06

(1) Basic weighted-average shares used for six months ended June 30, 2020 due to net loss on GAAP basis.

Adjusted EBITDA - Non-GAAP Reconciliation

	Three Months Ended June 30, 2021				Three Months Ended June 30, 2020
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)
Net income (loss)				$113,845				$30,791
Provision for income taxes				36,972				6,353
Income (loss) before taxes	$165,415	$(14,394)	$(204)	$150,817	$34,856	$2,577	$(289)	$37,144
Non-floor plan interest	8,895	348	—	9,243	8,938	234	—	9,172
Depreciation and amortization	21,444	4,152	—	25,596	20,514	2,758	—	23,272
Stock-based compensation expense	3,989	—	—	3,989	2,971	—	—	2,971
Asset impairment charges	—	—	—	—	833	—	—	833
Long-term compensation charges	—	500	—	500	—	—	—	—
Loss (gain) on franchise and real estate disposals	(400)	(23)	—	(423)	1,117	—	—	1,117
Adjusted EBITDA	$199,343	$(9,417)	$(204)	$189,722	$69,229	$5,569	$(289)	$74,509

	Six Months Ended June 30, 2021				Six Months Ended June 30, 2020
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)
Net income (loss)				$168,067				$(168,542)
Provision for income taxes				56,022				(37,846)
Income (loss) before taxes	$235,957	$(12,384)	$516	$224,089	$(210,487)	$4,672	$(573)	$(206,388)
Non-floor plan interest	18,022	682	—	18,704	18,981	599	—	19,580
Depreciation & amortization	42,650	7,456	—	50,106	40,658	5,466	—	46,124
Stock-based compensation expense	7,474	—	—	7,474	5,398	—	—	5,398
Asset impairment charges	—	—	—	—	268,833	—	—	268,833
Long-term compensation charges	—	1,000	—	1,000	—	—	—	—
Loss (gain) on franchise disposals	(421)	(9)	—	(430)	1,117	—	—	1,117
Adjusted EBITDA	$303,682	$(3,255)	$516	$300,943	$124,500	$10,737	$(573)	$134,664